UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2005

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-9824 (Commission File Number)	52-2080478 (I.R.S. Employer Identification No.)

2100 Q Street
Sacramento, CA 95816
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 25, 2005, the Registrant's Board of Directors authorized the repurchase of up to $200 million of its Class A common stock. The shares will be repurchased at the company's discretion, either in the open market or in privately negotiated block transactions. The decision to buy back stock will depend on prevailing market prices, availability, and market conditions, among other things. Purchases will occur from time to time and the company has not set any time frame for completion of the program.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Press Release of The McClatchy Company dated September 26, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 26, 2005 The McClatchy Company	The McClatchy Company
/s/ Patrick J. Talamantes
Patrick J. Talamantes
Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Exhibit Number	Description
99.1	Press Release of The McClatchy Company dated September 26, 2005